UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 29, 2005
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

       Delaware                           0-22624               05-0473908
       Delaware                           1-11432               05-0475617
       Delaware                           1-11436               22-3182164
--------------------------------------------------------------------------------
 (State or other jurisdiction of       (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                              19061
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

On April 29, 2005, Foamex International Inc. issued a press release announcing that on April 29, 2005 it had sold its rubber and felt carpet cushion businesses to Leggett & Platt, Incorporated, including the Cape Girardeau, Missouri rubber manufacturing facility and certain assets of the Newton, North Carolina felt manufacturing facility, for approximately $38.5 million in cash.

SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits

(c)  Exhibits

     99.1    Press Release, dated April 29, 2005, issued by Foamex International
             Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 3, 2005

                                    FOAMEX INTERNATIONAL INC.


                                    By:      /s/ K. Douglas Ralph
                                             ---------------------------------
                                    Name:    K. Douglas Ralph
                                    Title:   Executive Vice President and
                                             Chief Financial Officer


                                    FOAMEX L.P.

                                    By:      FMXI, INC.,
                                             its Managing General Partner

                                    By:      /s/ K. Douglas Ralph
                                             ---------------------------------
                                    Name:    K. Douglas Ralph
                                    Title:   Executive Vice President and
                                             Chief Financial Officer


                                    FOAMEX CAPITAL CORPORATION

                                    By:      /s/ K. Douglas Ralph
                                             ---------------------------------
                                    Name:    K. Douglas Ralph
                                    Title:   Executive Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number     Description

99.1       Press Release, dated  April 29, 2005, issued  by Foamex International
           Inc.